Exhibit 10.511

Amended and Restated on September 14, 2005

CHIRON CORPORATION AUDIT COMMITTEE CHARTER

ROLE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Chiron Corporation (“Chiron”) represents and assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of Chiron and its subsidiaries, and such other duties as directed by the Board.  The Committee’s role includes oversight of Chiron’s internal audit function and its business ethics standards and compliance.  The Committee’s role also includes a particular focus on the integrity of financial reporting to shareholders, and on Chiron’s processes to manage business and financial risk and processes to assure compliance with significant applicable legal, ethical and regulatory requirements.  The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of Chiron’s independent auditors, including resolving disagreements between management and the independent auditors regarding financial reporting.

Except to the extent otherwise directed by the Board or required by applicable law or Chiron’s Certificate of Incorporation or Bylaws, this Committee shall have the full authority of the Board over any matter with respect to which oversight or direction is required to be exercised solely by directors who satisfy the independence criteria specified in this charter for membership on this Committee.  The chairperson of the Committee, acting in consultation with all committee members who are not otherwise affected by the issue or interest under consideration, and in consultation with such other directors, representatives of management, counsel or other advisors as the chairperson may deem appropriate, may determine from time to time the scope of the Committee’s authority under this charter.

MEMBERSHIP

The membership of the Committee shall consist of at least three directors, each of whom is able to read and understand financial statements, including a company’s balance sheet, income statement and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication. No member shall be an officer or employee of Chiron, each member shall be free of any relationship that, in the determination of the Board, would interfere with his or her individual exercise of independent judgment and each member shall otherwise be “independent” and qualified to serve as a member of the Committee under applicable law and under the rules of the Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”).  No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in Chiron’s annual proxy statement. The Committee shall review, at least annually, and upon the occurrence of any significant change, the qualification and independence of its members, and shall report the result of this review to the full Board.  No member of the Audit Committee shall receive, directly or indirectly, any consulting, advisory or other compensatory fee from Chiron other than in such member’s capacity as a member of the Board or of any committee of the Board.

Subject to the requirements described above with respect to Committee membership, members of the Committee shall be appointed by the Board in accordance with the Governance Agreement, dated as of November 20, 1994, between the Company and Novartis AG, as amended (as it may be further amended from time to time, the “Governance Agreement”).  Committee members shall serve at the pleasure of the Board.  The chairperson shall be appointed by the full Board.

The Committee shall meet in person or telephonically at least four times a year or more frequently when deemed necessary or desirable by the Committee or its chairperson, at such times and places as the Committee determines.

COMMUNICATIONS/REPORTING

The independent auditors shall report directly to the Committee.  The Committee is expected to maintain free and open communication with the independent auditors, the internal auditors and Chiron’s management.  This communication shall include private executive sessions, at least annually, with each of these parties.  In addition, Chiron’s Director of Internal Audit and Chiron’s Chief Compliance Officer shall have direct access to the Committee.  The Committee shall prepare the report required to be prepared by audit committees for inclusion in Chiron’s annual proxy statement.  The Committee shall perform or cause to be performed and approved by the Committee annually an evaluation of the performance of the Committee of its role under this charter, including the duties and responsibilities set forth in Annex A.  The evaluation shall include consideration of possible amendments to this charter, including the duties and responsibilities set forth in Annex A.  The performance evaluation may be conducted in such manner as the Committee deems appropriate, and the result and recommendations shall be reported to the Board by the chairperson or any other member of the Committee.  The Committee chairperson shall report in a timely manner on Committee activities to the full Board.

EDUCATION

Chiron is responsible for providing the Committee with educational resources related to its role and duties and responsibilities, including audit committee requirements and practices, accounting principles and procedures, current accounting topics pertinent to Chiron and any other material as may be requested by the Committee.  Chiron, in conjunction with its independent auditors, shall assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

In discharging its role, duties and responsibilities, the Committee is empowered to cause and direct the investigation of any matter brought to its attention, with full power to cause independent counsel or other experts or advisors to be retained for this purpose.  The Committee may require any officer or employee of Chiron or Chiron’s outside lawyers or independent auditors to attend a meeting of the Committee or to meet with any member of or consultants to the Committee and to provide any information requested by the Committee or its members or consultants.  The Committee shall have the full authority of the Board to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the compensation and other terms of engagement of independent counsel, accountants or other experts or advisors as the Committee deems appropriate in its discretion, without seeking approval of the Board or management.  The Committee shall also have the resources that it deems necessary to discharge its duties and responsibilities.

Chiron shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•                  Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Chiron;

•                  Compensation to any advisors employed by the Committee; and

•                  Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

KEY DUTIES AND RESPONSIBILTIIES

The key duties and responsibilities of the Committee in carrying out its oversight role are delineated in Annex A.  Annex A will be reviewed annually, and updated if necessary, to reflect changes in regulatory requirements, authoritative guidance and evolving oversight practices.  As the compendium of Committee duties and responsibilities, Annex A will be considered to be incorporated in, and a part of, this charter.

The Committee may rely on the expertise and knowledge of management, the internal auditors, the independent auditors and counsel, advisors and experts in carrying out its oversight responsibilities.  Management of Chiron is responsible for determining that Chiron’s financial statements are complete and accurate in accordance with generally accepted accounting principles and firmly represent the financial condition of Chiron.  Management is also responsible for the effectiveness of disclosure controls and procedures and internal controls and procedures for financial reporting.  The independent auditors are responsible for auditing Chiron’s financial statements.  It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, to assure the adequacy or effectiveness of Chiron’s internal controls or disclosure procedures or to assure compliance with laws and regulations or Chiron’s internal policies, procedures and controls.

ANNEX A

The following are the key duties and responsibilities of the Committee:

1.                                       With respect to the independent auditors,

(i)                                     to have direct responsibility for the appointment, compensation (including the sole authority to approve all audit engagement fees and terms), retention and oversight of the work of Chiron’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Chiron, and Chiron’s independent auditors and any such other registered public accounting firm shall report directly to the Committee;

(ii)                                  to approve all audit engagement fees and terms, as well as all non-audit engagements of the independent auditors;

(iii)                               to pre-approve all audit and non-audit services to be provided by the independent auditors, and to consider whether such provision of non-audit services to Chiron is compatible with maintaining the independence of the independent auditors;

(iv)                              to review annually the fees billed for each of the last two fiscal years for the following categories of services rendered by the independent auditors:  (a) the audit of Chiron’s annual financial statements and the reviews of the financial statements included in Chiron’s Quarterly Reports on Form 10-Q for each such fiscal year; (b) assurance and related services that are reasonably related to the performance of the audit or reviews of Chiron’s financial statements for each such fiscal year, describing each subcategory of services comprising the fees disclosed under this category; (c) tax compliance, tax consulting and tax planning services for each such fiscal year; and (d) all other products or services provided by the independent auditors for each such fiscal year, describing each subcategory of products or services comprising the fees disclosed under this category;

(v)                                 to assess the independent auditors’ independence by reviewing all relationships between the independent auditors and Chiron, including each non-audit service provided to Chiron and the matters set forth in Independence Standards Board No. 1, and to discuss with the independent auditors any relationships or services that may impact the quality of audit services or the objectivity and independence of Chiron’s independent auditors;

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(vi)                              to discuss with the independent auditors in connection with any audit of Chiron’s financial statements required under the securities laws, prior to each filing of the audit report with the SEC, all critical accounting policies and practices used, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management representation” letter, reports on observations and recommendations on internal control or schedule of unadjusted differences; and

(vii)                           to discuss with management the timing and the process for implementing rotation of any “audit partner” (as defined in the rules of the SEC) in accordance with the rules of the SEC with respect thereto.

2.                                       With respect to financial reporting principles and policies and internal audit controls and procedures,

(i)                                     to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented;

(ii)                                  to establish procedures for the receipt, retention and treatment of complaints received by Chiron regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(iii)                               to establish hiring policies for employees or former employees of the independent auditors in accordance with applicable law, rules and regulations;

(iv)                              to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department: (a) to discuss the scope of the annual audit; (b) to review and discuss Chiron’s annual audited financial statements and quarterly financial statements, including the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (c) to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested

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information and any significant disagreements with management; and (d) to discuss, as appropriate (1) any major issues regarding accounting principles and financial statement presentations, including any significant changes in Chiron’s selection or application of accounting principles, and major issues as to the adequacy of Chiron’s internal controls and any special audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Chiron;

(v)                                 to discuss guidelines and policies governing the process by which senior management of Chiron and the relevant departments of Chiron assess and manage Chiron’s exposure to risk, and to discuss Chiron’s major financial risk exposures and the steps management has taken to monitor and control such exposures; and

(vi)                              to oversee the internal audit function, to review and approve the appointment or change in the director of the internal auditing department and to meet with the director of the internal auditing department in executive session.

3.                                       With respect to reporting and recommendations,

(i)                                     to discuss and review the type and presentation of information to be included in earnings press releases;

(ii)                                  to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

(iii)                               to review and assess the adequacy of this Charter at least annually;

(iv)                              to prepare the report for inclusion in Chiron’s annual proxy statement in accordance with SEC rules, and include a copy of the Committee Charter as an appendix to the annual proxy statement at least once every three years; and

(v)                                 to review related party transactions for potential conflict of interest situations, and to approve all such transactions, unless such transactions have been reviewed and approved by another independent body of the Board. For purposes hereof, the term “related party transaction” refers to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

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